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                                                                  EXHIBIT 23.1

                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-1 No. 333-56799) of Clark/Bardes Holdings, Inc. and in the related Prospectus of our report dated February 23, 1999, with respect to the 1997 and 1998 consolidated financial statements of Clark/Bardes Holdings, Inc. in this Annual Report (Form 10-K) for the year ended December 31, 1998.

                                                      ERNST & YOUNG LLP

Dallas, Texas
March 29, 1999